Exhibit 10.5


                   AMENDMENT TO SHARE PURCHASE AGREEMENT



                             February 16, 1994


International Game Technology
520 South Rock Boulevard
Reno, Nevada  89502-4169
Attn: Raymond D. Pike
      Executive Vice President


Gentlemen:

     We refer to the Share Purchase Agreement dated as of January 12, 1994 (the "Share Purchase Agreement") among the undersigned and you. Unless otherwise defined herein, the terms defined in the Share Purchase Agreement shall be used herein as therein defined.

     It is hereby agreed by you and us that the Share Purchase
Agreement is, effective as of the date first above written, hereby amended generally to delete the John and Mary Hansen 1993
Trust as a party thereto and, in particular, as follows:

     (a) The definition of "Bengtson Employment Agreement" is hereby amended by inserting the words ", as amended from time to time," after the words "dated as of December 13, 1993" therein.

     (b) The definition of "Confidentiality Agreement" is hereby amended by inserting the words ", as amended from time to time," after the words "dated as of the date hereof" therein.

     (c) The definition of "Deed of Indemnity" is hereby amended by inserting the words "as amended from time to time," after the words "dated as of the Closing Date," therein.

     (d) The definition of "Hansen Trusts" is hereby deleted, and the following definition inserted in lieu thereof:

                    "Hansen Trust" means the John and Mary Hansen
               1989 Trust.

               (e) The definition of "OEM Agreement" is hereby amended by inserting the words "as amended from time to time," after the words "dated as of the date hereof," therein.

     (f) The definition of "Radica USA Shareholders Agreement" is hereby amended by inserting the words "as amended from time to time," after the words "dated as of the Closing Date," therein.

     (g) The definition of "Shareholders Agreement" is hereby amended by inserting the words "as amended from time to time," after the words "dated as of the date hereof," therein.

     (h) Section 3.06(a) is amended by replacing the reference therein to "Hansen Trusts" with "Hansen Trust".

     (i) Section 5.10(a) is amended by replacing each reference therein to "Hansen Trusts" with "Hansen Trust".

     (j) Section 5.10(b) is amended by replacing each reference therein to "Hansen Trusts" with "Hansen Trust" and by deleting the words "(jointly and severally)" in the first line thereof.

          (k) Section 5.10(c) is amended by replacing the reference therein to "Hansen Trusts" with "Hansen Trust" and by replacing the words "become eligible to sell any of their shares" in the third line thereof with the words "becomes eligible to sell any of its shares".

     (l) Section 5.11 is amended by replacing each reference therein to "Hansen Trusts" with "Hansen Trust" and
          Section 5.11(b) is further amended by replacing the words "(jointly and severally) shall pay their own expenses and the fees and expenses of their counsel" in the first and second lines thereof with the words "shall pay its own expenses and the fees and expenses of its counsel".

     (m) Section 5.12 is amended by replacing the reference therein to "Hansen Trusts" with "Hansen Trust" and by deleting the words "each other and" from the second and third lines thereof.

     (n) Schedule A to the Share Purchase Agreement is hereby amended and restated in the form attached hereto.

     On and after the effective date of this letter amendment, each reference in the Share Purchase Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Share Purchase Agreement, shall mean and be a reference to the Share Purchase Agreement as amended by this letter amendment. The Share Purchase Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least a counterpart of this letter amendment to the undersigned. This letter amendment shall become effective as of the date first above written.

     This letter amendment may be executed and delivered
(including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

                              Very truly yours,



                              RADICA HOLDINGS LIMITED


                              By
                              Name:
                              Title:



     JAMES JOHN SUTTER




     ROBERT EUGENE DAVIDS


   JOHN AND MARY HANSEN 1989
                        TRUST


  By
                           , As Trustee


  JOHN AND MARY HANSEN 1993
                        TRUST


  By
                           , As Trustee


  By
                           , As Trustee


Agreed as of the date
  first above written:


INTERNATIONAL GAME TECHNOLOGY


By
     Name:
     Title:



                                Schedule A

                    Number of Shares   Share of Cash   Number of Shares
Name and Address      to be sold         Portion of      of Purchaser
  of Seller          to Purchaser     Purchase Price    Common STock

James John Sutter        700           $1,725,000         131,793
72, 18th Street
Hong Lok Yuen
Tai Po, Hong Kong

Robert Eugene Davids     700             1,725,000        131,793
2 Watersmeet
Tai Tan Village
Sai Kung, Hong Kong

John and Mary Hansen     700             2,400,000        110,850
1989 Trust
249 Shearwater Isle
Foster City, CA  92404


                         2,100          $5,850,000        374,436